UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[x]       Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12

                               THERMOGENESIS CORP.
                               -------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:
          2) Form, Schedule or Registration Statement No.:
          3) Filing Party:
          4)  Date Filed:

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100


To the Stockholders of ThermoGenesis Corp.:

     You are cordially invited to attend the Annual Meeting of Stockholders of ThermoGenesis Corp. (the "Company") to be held at 9:00 a.m. (PDT), on October 28, 2005, at Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742.

     At the meeting, you will be asked (i) to elect five (5) directors of the Company, (ii) approve an amendment to and restatement of the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 60,000,000 and (iii) to consider any other matters that properly come before the meeting.

     The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.

     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.








                                       --------------------
                                       Philip H. Coelho,
                                       Chairman of the Board and
                                       Chief Executive Officer

September 6, 2005
Rancho Cordova, California

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 28, 2005


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ThermoGenesis Corp. (the "Company"), a Delaware corporation, will be held at Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, on Friday, October 28, 2005, at 9:00 a.m. (PDT) for the following purposes:

         1. To elect five (5) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

         2. To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock by 10,000,000 shares; and

         3. To transact such other business as may properly come before the meeting.

     The Board of Directors of the Company has fixed the close of business on September 9, 2005, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

                                   By Order of the Board of Directors




                                  ------------------
                                  David C. Adams
                                  Corporate Secretary

September 9, 2005
Rancho Cordova, California

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100


                                 PROXY STATEMENT


                     INFORMATION CONCERNING THE SOLICITATION

     We are furnishing this proxy statement to you in connection with the fiscal year 2005 Annual Meeting of Stockholders of ThermoGenesis Corp. (the "Company") to be held on Friday, October 28, 2005, at 9:00 a.m. (PDT) at Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, CA 95742, and at any postponement or adjournment thereof (the "Meeting").

     Only stockholders of record on September 9, 2005, are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also refer to the Company.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" amendment to the certificate of incorporation to increase the authorized shares of common stock, and at the proxy holder's discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary,
ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     This proxy is solicited on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

     Our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This Proxy Statement and form of proxy were first mailed on September 15, 2005 to stockholders of record as of September 9, 2005.

                          RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 50,000,000 shares of Common Stock, $0.001 par value and 2,000,000 shares of Preferred Stock, $0.001 par value. As of September 9, 2005, _________ shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is September 9, 2005.

     A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

     Under Delaware law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions are treated as a vote against the proposal and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

                        PROPOSAL 1--ELECTION OF DIRECTORS

General Information

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board has fixed the authorized number of directors at five (5) and is currently searching for additional suitable independent director candidates for future appointment to the Board.

     At the Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of the Company's Board of Directors.

Nominees for Director

     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

                           Nominee                                     Age

                           Philip H. Coelho                            61
                           Patrick McEnany                             58
                           Hubert E. Huckel, M.D.                      74
                           George J. Barry                             52
                           Kevin Simpson                               47

Biographies

Philip H. Coelho                                             Director since 1986

     Philip H. Coelho is the Company's Chief Executive Officer and Chairman of the Board. From September 1989 to November 1997, Mr. Coelho served as the Company's President. From October 1986 to September 1989, Mr. Coelho was Vice President and Director of Research, Development and Manufacturing. Mr. Coelho was President of Castleton, Inc. from October 1983 until October 1986. Castleton developed and previously licensed the Insta Cool technology to the Company. Mr. Coelho serves on the Board of Directors for Mediware Information Systems, Inc. and Catalyst Pharmaceutical Partners and previously served on the Board of Directors of Kourion Therapeutics. Mr. Coelho has a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis and is the inventor or co-inventor on the majority of the Company's patents.

Patrick McEnany                                        Director rejoined in 1997

     Patrick J. McEnany is a founder and Chief Executive Officer of Catalyst Pharmaceutical Partners, a drug development company since its formation in January 2002. From 1991 to April of 1997, Mr. McEnany was Chairman and President of Royce Laboratories, Inc., a Miami, Florida based manufacturer of generic prescription drugs. From 1997 to 1998, after the merger of Royce into Watson Pharmaceuticals, Inc., Mr. McEnany served as President of the wholly-owned Royce Laboratories subsidiary and Vice President of Corporate Development for Watson Pharmaceuticals, Inc. From 1993 through 1997, he also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. He currently serves on the Board of Directors for Renal CarePartners, Inc., an operator of kidney dialysis centers, and the Jackson Memorial Hospital Foundation and Excalibur Health Systems. Mr. McEnany also served on the Board of Directors of Med/Waste, Inc. from March 2000 until February 13, 2002, when that company filed for voluntary bankruptcy protection under federal bankruptcy laws.

Hubert E. Huckel, M.D.                                       Director since 1997

     Dr.  Huckel  joined  the Board of  Directors  in 1997.  He is a founder  of
Catalyst Pharmaceutical Partners, formed in January 2002, and serves as its Chairman of the Board. In addition, he is on the Board of Directors of Titan Pharmaceuticals, Inc., Amarin Pharmaceuticals, plc and Valera Pharmaceuticals, Inc. He spent 29 years with the Hoechst Group ("Hoechst" now "Aventis"), and was at the time of his retirement, Executive Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Huckel received his M.D. degree from the University of Vienna, Austria, and is a member of the Rockefeller University Council.

George J. Barry                                              Director since 2002

     Mr. Barry rejoined Mediware Information Systems, Inc. in January 2001 as President and Chief Executive Officer and serves on its Board of Directors. He previously served as Mediware Information Systems' Chief Financial Officer from 1997 through 1998 and acted as an advisor to the Board of Directors thereafter. Mr. Barry has been a senior manager of software technology companies for over 16 years. He was employed as Vice President and Chief Financial Officer of Silvon Software, Inc. from 1999 through 2000; Chief Financial Officer at Microware Systems from 1994 to 1996; Executive Vice President and Chief Financial Officer at Comptech Research from 1992 to 1994 and as Group Chief Financial Officer for Dynatech Corporation from 1986 to 1992. Mr. Barry serves on the Board of Directors of Silvon Software, Inc. Mr. Barry is a Certified Public Accountant and holds a Masters in Business Administration from the University of Wisconsin, Madison.

Kevin Simpson                                                Director since 2003

     In January 2003, Mr. Simpson joined the Company as President and Chief Operating Officer and was also appointed to the Company's Board of Directors. Mr. Simpson has over 20 years experience in key management positions within life sciences based companies. In 2001 and 2002, Mr. Simpson was General Manager of the Pathogen Reduction Technology Business Unit at Gambro Healthcare, Inc. Prior to that, he was a Managing Consultant in the Strategy Group of Breakaway Solutions Inc., a provider of hosted business to business e-commerce applications and packaged applications from 2000 - 2001 and was President and Chief Executive Officer of Thermo Technology Ventures, Inc., consultants to emerging growth companies from 1998 - 2000. Prior to that, Mr. Simpson spent eight years at Haemonetics Corporation, most recently as Vice President of the Commercial Plasma Business Unit and Vice President, Sales and Sales Operations for plasma sales. Mr. Simpson holds a Bachelor of Science in Mechanical Engineering from Purdue University and a Masters of Business Administration from Harvard Business School.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.


          PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

     The Board of Directors approved and recommends that the stockholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 60,000,000 shares. The number of authorized shares of the Company's preferred stock will not be affected by the proposed increase. The amendment will not result in any changes to the issued and outstanding shares of common stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

Reasons for the Proposal

     The primary purpose of this amendment to our Certificate of Incorporation is to make available for future issuance by us additional shares of common stock and to have a sufficient number of authorized and unissued shares of common stock to maintain flexibility in our corporate strategy and planning. Such corporate purposes might include acquiring other businesses in exchange for shares of the Company's common stock; facilitating broader ownership of the Company's stock by effecting stock splits or issuing a stock dividend;
flexibility for possible future financings; and attracting and retaining valuable employees and directors through the issuance of additional stock options or awards. The Board of Directors believes that these additional shares will provide the Company with needed flexibility to issue shares in the future without potential expense and delay incident to obtaining stockholder approval for a particular issuance in the future. The Company currently has no plans, understandings or agreement for the issuance or use of additional shares of common stock to be authorized under Proposal 2.

     As of September 9, 2005, there were ________ shares of common stock outstanding, __________ shares reserved for previously granted options, and ______ shares reserved for previous issued warrants. Additionally, a total of
______ shares have been set aside for future issuance under the Company's equity incentive plans. Therefore, the Company currently has _______ authorized, unissued and unreserved shares of common stock available for future issuance. If Proposal 2 is not adopted, the Company will have relatively few additional shares of common stock available for employee retention, financings, acquisition or other corporate purposes.

     In the past, the Company has utilized authorized but unissued shares for acquiring additional working capital and for incentives for employees, directors and consultants. At the present time there are no specific plans, arrangements or understandings in existence or in process for any public or private financing or issuance of shares in an acquisition. The Company's current shares outstanding and shares reserved for issuance as of September 9, 2005 constitute in the aggregate ___% of its current authorized shares. Therefore, the Board of Directors has determined that it is desirable for the Company to increase the number of shares of authorized common stock in order to meet needs that may arise from time to time in the future.

Amendment

     If this proposal 2 is adopted by the stockholders, Article 4 of the Fifth Amended and Restated Certificate of Incorporation will be amended to read as follows:

          "The Corporation is authorized to issue two classes of stock, designated Common Stock, $0.001 par value ("Common Stock") and Preferred Stock, $0.001 par value ("Preferred Stock"). The total number of shares which the Corporation is authorized to issue is Sixty Two Million (62,000,000). The total number of shares of Common Stock is Sixty Million (60,000,000) and the total number of shares of Preferred Stock is Two Million (2,000,000).

          Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. "

     A copy of the Fifth Amended and Restated Certificate of Incorporation is attached as Exhibit A.

Delaware Franchise Tax

     If Proposal Two is adopted, the Company's authorized capital will increase and the Company will be subject to an increase in the Delaware Franchise Tax. However, the Company believes the increase in the number of authorized shares will not materially increase the Delaware Franchise Tax of the Company.

Potential Anti-Takeover Aspects

     Shares of authorized and unissued common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, for a takeover of the Company. Although the Board of Directors does not have the present intention to use the additional authorized shares as an anti-takeover device, the issuance of additional common stock could have the effect of diluting the stock ownership of persons seeking control of the Company and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control. For example, shares of common stock can be privately placed with purchasers who support a board of directors in opposing a tender offer or other hostile takeover bid, or can be issued to dilute the stock ownership and voting power of a third party seeking a merger or other extraordinary corporate transaction. Accordingly, the power to issue additional shares of common stock could enable the Board of Directors to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board of Directors.

Principal Effects on Outstanding Common Stock

     The proposal to increase the authorized capital stock will affect the rights of existing holders of common stock to the extent that future issuances of common stock will reduce each existing stockholder's proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. If approved, the amendment to the certificate of incorporation will be effective upon filing with the Secretary of State for Delaware.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER PROPOSAL 2 ON THE PROXY CARD.

Executive Officers of the Company

Set forth below is information about the executive officers and key employees of the Company:

---------------------------------- ----------------------------------- --------
             Name                              Position                 Age
---------------------------------- ----------------------------------- --------
Philip H. Coelho                   Chief Executive Officer               61
---------------------------------- ----------------------------------- --------
Kevin Simpson                      President and Chief Operating         47
                                   Officer
---------------------------------- ----------------------------------- --------
Matthew T. Plavan                  Chief Financial Officer               41
---------------------------------- ----------------------------------- --------
Renee M. Ruecker                   [Former] Chief                        41
                                   Financial Officer
---------------------------------- ----------------------------------- --------
Christopher Gemma                  [Former] V.P. of Worldwide Sales      49
---------------------------------- ----------------------------------- --------
Dennis F. Marr, Ph.D.              V.P. Research & Development           41
---------------------------------- ----------------------------------- --------
          Key Employee                          Position                 Age
---------------------------------- ----------------------------------- --------
Kimberly Ellner                    Sr. Director of Operations            38
---------------------------------- ----------------------------------- --------

     On May 31, 2005, Matthew T. Plavan was appointed Chief Financial Officer, and Renee M. Ruecker resigned from that position and continues with the Company as our Director of Securities and Exchange Commission ("SEC") Reporting. The Board of Directors appoints the executive officers. Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.

         Biographies

     The biographies of Mr. Coelho and Mr. Simpson can be found under Proposal 1
- Election of Directors.

     Renee M. Ruecker was appointed Chief Financial Officer in January 2003, and became our Director of SEC Reporting on May 31, 2005. Ms. Ruecker joined the Company in August 1997 as Director of Finance and subsequently assumed the position of V.P. Finance/Accounting in August 1998. Prior to joining the Company, Ms. Ruecker was a manager in the Audit and Business Advisory Department at Price Waterhouse LLP. Ms. Ruecker received her Bachelor of Science Degree in Business Administration from the California Polytechnic State University in San Luis Obispo and is a certified public accountant.

     Dr. Dennis F. Marr, Ph.D., PMP, joined the Company in August 2004 as Vice President of Research and Development. Prior to joining the Company, Dr. Marr was employed by Baxter Healthcare Corporation. During his employment he served as Director, Device Development & Engineering from September 2001 to August 2004, Manager, Programs - R&D from January 2000 to September 2001 and Senior Engineering Specialist from January 1998 to December of 1999. Dr. Marr earned his Bachelor of Science Degree in Chemical Engineering from the University of Illinois Champaign-Urbana, his Doctor of Philosophy Degree in Chemical Engineering from the University of Wisconsin-Madison, and he is a certified Project Management Professional with the Project Management Institute.

     Christopher M. Gemma was appointed Vice President of Worldwide Sales in September 2004. Prior to joining the Company, Mr. Gemma was a Director of Corporate Accounts at Smith + Nephew, Inc. from February 1999 to September 2004. From 1997 to 1999 he was the International Marketing Manager for Stryker Endoscopy. Mr. Gemma's experience includes over 23 years of medical sales. Mr. Gemma received his Bachelor of Arts Degree in Liberal Studies from St. Mary's College in Moraga, California. In August 2005, Mr. Gemma separated from the Company.

     Matthew T. Plavan joined ThermoGenesis in May of 2005 as Chief Financial Officer. Mr. Plavan brings 18 years of financial leadership, P&L responsibility and general management experience to the Company. Before joining the Company, Mr. Plavan served from 2002 to 2005 as Chief Financial Officer of StrionAir, Inc., an air purification product development and marketing company. Prior to that, Mr. Plavan was the Chief Financial Officer for a wireless device management Company, Reason Inc., from 2000 to 2002. During the preceding seven years, 1993 through 2000, Mr. Plavan served in a number of key financial and operating leadership roles within McKesson and McKesson-acquired companies, including most recently, Vice President of Finance for a $300 million ehealth division. Prior to that, Mr. Plavan was an audit manager in the Audit and Risk Advisory Services group of Ernst & Young LLP. Mr. Plavan became a Certified Public Accountant in 1992. Mr. Plavan earned his bachelor's degree in business economics from the University of California at Santa Barbara.

KEY EMPLOYEES

     Kimberly Ellner joined the Company in September 2003 and currently holds the position of Sr. Director of Operations. Prior to joining the Company, she was employed by Smith + Nephew, formerly ORATEC Interventions, Inc. as Manager, Business Process Improvement from 2001 to 2004, Manufacturing Finance Manager from 2000 to 2001 and Materials Manager from 1997 to 1999. Ms. Ellner has over 15 years of manufacturing and operations experience. Ms. Ellner received her Bachelor of Science Degree in Manufacturing Administration from Western Michigan University.

Committees of the Board of Directors

Audit Committee

     The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm's independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee consists of three independent directors as determined by NASD listing standards: Mr. McEnany (Audit Committee Chairman), Mr. Barry and Dr. Huckel. Mr. McEnany and Mr. Barry are qualified as Audit Committee Financial Experts.

     The Audit Committee Charter is attached as Exhibit B.

Compensation Committee

     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Dr. Huckel (Compensation Committee Chairman) and Mr. McEnany.

Compensation Committee Interlocks and Insider Participation

     Mr. McEnany and Dr. Huckel serve on the Compensation  Committee.  There are
no  compensation   committee   interlocks  or  insider   participation   on  our
compensation committee.

Nominations to the Board of Directors

     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical device industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The Board of Directors does not have a nominating committee. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The Board recommends a slate of directors for election at the annual meeting. In accordance with Nasdaq rules, the slate of nominees is approved by a majority of the independent directors. Mr. McEnany, Mr. Barry and Dr. Huckel are independent as defined in the NASD listing standards.

     In carrying out its responsibilities, the Board will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, California 95742.

     In fiscal 2005, the Board of Directors met five (5) times, the Audit Committee met ten (10) times and the Compensation Committee met five (5) times. Each director attended all of the meetings of its Board of Directors and of the committees upon which he served. All Directors attended the 2004 annual meeting of stockholders. The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.

     Stockholders may send communications to the Board by mail to the Chairman of the Board, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742.

Audit Committee Report

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the financial statements, (ii) reviews management's and the independent auditor's results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with managements appointment, termination or replacement of the Chief Financial Officer, (iv) consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of the independent auditors, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company's management has primary responsibility for preparing the financial statements and establishing the Company's financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company's independent auditors, Ernst & Young, LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with U.S. generally accepted accounting principals. The independent auditors are also responsible for issuing a report on management's assessment and the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibilities include oversight of these processes.

     In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AUss. 380), as amended by SAS 89 and SAS 90, and Rule 2-07, "Communications with Audit Committees," of Regulation S-X, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the Securities and Exchange Commission.

                              Respectfully submitted,
                              THERMOGENESIS CORP. AUDIT COMMITTEE

                              Patrick McEnany, Chairman
                              George Barry
                              Dr. Hubert Huckel

                              Directors of the Company

Compensation Committee Report

     The Compensation Committee oversees our compensation plans and policies, reviews and approves all decisions concerning principal executive officers' compensation, which are further approved by the Board, and administers our stock option and equity plans, including reviewing and approving stock option grants and equity awards under the plans. The Compensation Committee's charter reflects these various responsibilities, and the Compensation Committee and the Board periodically review and revise the charter in consultation with outside counsel. The Compensation Committee's membership is determined by the Board and is composed entirely of independent directors. The Compensation Committee meets at scheduled times during the year. The Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings, where such actions are further ratified and approved. In addition, the Committee has the authority to engage the services of outside advisers, experts and others to assist the Committee.

         Compensation Philosophy

     The Compensation Committee emphasizes the important link between the Company's performance, which ultimately increases stockholder value, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the stockholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company, (ii) align the Company's compensation programs with the Company's long-term business strategies and objectives, and (iii) provide variable compensation opportunities that are directly linked to the Company's performance and stockholder value, including an equity stake in the Company. For several years, the Company has used three integrated components - Base Salary, Incentive Compensation and Stock Options - to achieve these goals.

         Base Salary

     The Base Salary component of total compensation is intended to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Compensation Committee based upon compensation data of comparable companies in the comparable markets, the executive's job responsibilities, level of experience, individual performance and contribution to the business. In the past, in making Base Salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor. In 2004, the Compensation Committee retained Pearl Meyer & Partners, and adjusted salaries as of July 1, 2004, based on the report and recommendations prepared by Pearl Meyer & Partners, which were ratified and approved by the Board.

Incentive Bonuses

     The Incentive Bonus component of executive compensation is designed to reflect the Compensation Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. The Compensation Committee has directed that a formal written incentive plan with specified key milestones critical to the Company's success be developed and implemented, and that the plan be weighted heavily towards achieving profitability before any bonus compensation would be earned. All executive employment contracts provide generally for a discretionary bonus of up to 35% of the executive's base salary, which is to be determined by the Compensation Committee based on individual performance criteria and Company achievement of profitability during the year. After further discussion of the increases in base salary in line with the report and recommendations, and a proposal made by management, any future bonus payouts were limited to a maximum of 25% of salary for the Company's principal executive officers, and may be paid in cash, restricted stock grants, or options, provided that no cash component will be paid to the Company's principal executive officers unless profitability is achieved over and above any proposed cash bonus payments.

         Long-term Incentives

     The Compensation Committee provides the Company's executive officers with Long-term Incentive compensation in the form of stock option grants under the Company's Amended 1994 Stock Option Plan and the Amended 1998 Equity Incentive Plan. The Compensation Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. It is the Company's practice to grant options from time to time to executive officers at the fair market value of the Company's common stock on the date of grant. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. The number of stock options granted to other executives in prior years and the total number of options granted under the plans are also taken into consideration.

         Independent Analysis of Executive Compensation

     In early 2004, the Compensation Committee engaged an outside consultant to provide an independent analysis of the Company's executive compensation program and practices. The analysis was helpful because it provided the Compensation Committee and the Board of Directors with a review of the Company's executive compensation as compared with compensation packages offered by other peer group companies identified by the consultant and included other small to mid-sized publicly traded life sciences companies. The results of this analysis completed by the independent consultant included the following observations about the Company's 2003 executive compensation:

         o Base salaries are below the competitive norm.

         o Because of the Company's emphasis on incentive bonuses that are dependent upon profitability, total cash compensation is below market due to the lack of incentive payments during years of net loss.

         o Annual stock option grants have not been awarded to executives on a consistent basis.

     Both the Compensation Committee's review and the outside compensation consultant's review of our executive compensation practices suggest that the Company should target base salaries closer to the median of peer group companies and should consider a re-design our annual incentive plan, as well as make new option grants to executives in 2004.

     As a result of the report and recommendations, the Compensation Committee approved, and the Board further ratified and approved, effective July 1, 2004, an increase in the Chief Financial Officer's salary to $175,000 per year, and an increase in the President and Chief Operating Officer's salary to $230,000 per year, and an increase in the Chief Executive Officer's salary to $300,000 per year. The bonus and incentive program for the principal executive officers will be weighted 75% to attainment of corporate objectives, including profitability. There have been no changes to executive compensation since the July 2004 adjustment.

     The outside compensation consultant also reviewed and reported on the Company's independent director compensation, finding that the Company's total remuneration consisting of meeting fees and annual stock option grants are below the median Board remuneration of peer group companies. After further discussion with the consultants, the Compensation Committee referred the recommendations on independent director compensation to the Board for review and approval.

     As a result, the annual grant of options to independent directors was increased to 11,000 options per year, and will be granted on July 1st of each year based on the closing bid price for the Company's common stock on that date each year, or the next trading day following that date if the market is not open on that date. The Company retained its existing board retainer of $12,000 per year, payable quarterly in advance, and added that Committee Chairs shall be paid an annual retainer of $2,500, payable on July 1 of each year. The meeting fees remain payable at the rate of $1,000 per meeting for the Board and $500 per committee meeting when such meetings occur on the same day as Board meetings, and increased to $1,000 per committee meeting on dates when such committee meetings are not combined with a board meeting.

     In conclusion, with these changes for fiscal 2005 to both executive compensation and non-employee director remuneration, the Compensation Committee believes that the Company's current compensation levels are consistent with Company goals.

                                    Respectfully Submitted,
                                    THERMOGENESIS CORP.
                                    COMPENSATION COMMITTEE

                                    Hubert Huckel, M.D., Chairman
                                    Patrick McEnany
                                    Independent Directors of the Company

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.


                                                        SUMMARY COMPENSATION TABLE

                                              Annual Compensation                         Long Term Compensation
                                                                                  Awards          Payouts
                   (a)            (b)     (c)        (d)        (e)          (f)         (g)        (h)              (i)
                  Name                                         Other     Restricted   Securities
                   and                                         Annual       Stock     Underlying    LTIP          All Other
                Principal                                     Compen-     Awards(s)    Options/   Payouts       Compensation
                Position         Year  Salary ($) Bonus ($)  sation ($)      ($)       SARs (#)     ($)              ($)
                --------         ----  ---------- ---------  ----------      ---       --------     ---              ---

         Philip H.
         Coelho,
         Chairman and            2003  $224,000   $0         $12,000(1)       $0        -0-         $0                $0
         Chief Executive
         Officer                 2004  $225,000   $0         $12,000(2)       $0        -0-         $0                $0
                                 2005  $298,000   $0         $14,000(3)       $0        -0-         $0                $0
         --------------------------------------------------------------------------------------------------------------------------
         Kevin Simpson,          2003  $109,000   $35,000    $17,000(4)       $0      300,000(5)    $0                $0
         President and
         Chief Operating         2004  $217,000   $0         $ 3,000(6)       $0        -0-         $0                $0
         Officer
                                 2005  $230,000   $0         $ 8,000(7)       $0      227,100(8)    $0                $0
         --------------------------------------------------------------------------------------------------------------------------
         Renee M.
         Ruecker,                2003  $133,000   $0         $ 1,000(9)       $0      100,000(10)   $0                $0
         Former
         Chief Financial         2004  $148,000   $0         $ 2,000(11)      $0        -0-         $0                $0
         Officer
                                 2005  $172,000   $0         $ 1,000(12)      $0       40,000(13)   $0                $0
         --------------------------------------------------------------------------------------------------------------------------
         Dennis Marr,
         V.P. Research and       2005  $143,000   $30,000    $10,000(14)      $0       60,000(15)   $0                $0
         Development
         --------------------------------------------------------------------------------------------------------------------------
         Chris Gemma
         Former V.P. of          2005  $108,000   $0         $ 2,000(16)      $0       60,000(17)   $0                $0
         Worldwide Sales
         --------------------------------------------------------------------------------------------------------------------------


(1)      Represents  payment of $9,000 in accrued  vacation  and  $3,000 for a term life  insurance  policy for the benefit of Ms. Coelho.
(2)      Represents  payment of $9,000 in accrued  vacation  and  $3,000 for a term life  insurance  policy for the benefit of Ms. Coelho.
(3)      Represents  payment of $11,000 in accrued  vacation  and $3,000 for a term life  insurance  policy for the benefit of Ms. Coelho.
(4)      Represents payment for reimbursable expenses related to relocation activities per Mr. Simpson's employment agreement.

                                       13

(5)      Represents 300,000 stock options granted on January 6, 2003 at $1.60.
(6)      Represents accrued vacation pay.
(7)      Represents accrued vacation pay.
(8)      Represents 227,100 stock options granted on August 9, 2004 at $3.58.
(9)      Represents payment of accrued vacation.
(10)     Represents 100,000 stock options granted on May 1, 2003 at $2.06.
(11)     Represents payment of accrued vacation.
(12)     Represents payment of accrued vacation.
(13)     Represents  20,000 stock options  granted on December 9, 2004 at $5.88 and 20,000 stock options granted on
         May 12, 2005 at $3.26.
(14)     Represents  payment  of $4,000 in  accrued  vacation  and  $6,000  for  reimbursable  expenses  related to relocation activities.
(15)     Represents 60,000 stock options granted on August 25, 2004 at $3.98.
         (16) Represents payment of accrued vacation. (17) Represents 60,000 stock options granted on September 30, 2004 at $4.80.

     Employment Agreements

     In June 2002, the Company and Mr. Philip Coelho entered into an employment agreement whereby Mr. Coelho agreed to serve as Chief Executive Officer of the Company and receive compensation equal to $225,000 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Coelho is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed 35% percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Coelho or by the Company with or without cause. In the event Mr. Coelho is terminated by the Company without cause, Mr. Coelho will be entitled to receive severance pay equal to the greater of six months of his annual salary or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Coelho is terminated other than "for cause" upon a change of control, Mr. Coelho shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 2007.

     In January 2003, the Company and Mr. Kevin Simpson entered into an employment agreement whereby Mr. Simpson agreed to serve as President and Chief Operating Officer of the Company and receive compensation equal to $217,200 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Simpson is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed 35% percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Simpson or by the Company with or without cause. In the event Mr. Simpson is terminated by the Company without cause, Mr. Simpson will be entitled to receive severance pay equal to the greater of six months of his annual salary, or if terminated within the first full year of the agreement, an amount equal to two years of his base salary, or if terminated in the second or third year of the agreement, an amount equal to one year of his base salary. In addition, the employment agreement provides that in the event Mr. Simpson is terminated other than "for cause" upon a change of control, Mr. Simpson shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in January 2008.

     In January 2003, the Company entered into an employment agreement with Ms. Renee Ruecker whereby Ms. Ruecker agreed to serve as Chief Financial Officer and receive compensation equal to $136,500 subject to annual increases as may be determined by the Board of Directors. Ms. Ruecker is eligible to receive bonuses based on her performance and the attainment of objectives established by the Company. Ms. Ruecker's bonuses shall not exceed 35% of her base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Ms. Ruecker. In addition, the employment agreement provides that in the event Ms. Ruecker is terminated other than "for cause" upon a change of control, Ms. Ruecker will be paid an amount equal to three times her annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity,
(ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement was mutually terminated in May 2005.

     In August 2004, the Company entered into an employment agreement with Dr. Dennis Marr whereby Dr. Marr agreed to serve as Vice President of Research and Development and receive compensation equal to $175,000 subject to annual increases as may be determined by the Board of Directors. Dr. Marr was paid an initial signing bonus of $30,000. Dr. Marr is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Dr. Marr's bonuses shall not exceed 25% of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Dr. Marr. In addition, the employment agreement provides that in the event Dr. Marr is terminated other than "for cause" upon a change of control, Dr. Marr will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, (iii) the acquisition of the Company in a merger or other business combination, or (iv) substantially all of the assets of the Company are sold. The employment agreement expires by its terms in August 2007.

     In September 2004, the Company entered into an employment agreement with Mr. Christopher Gemma whereby Mr. Gemma agreed to serve as Vice President of Worldwide Sales and receive compensation equal to $150,000 subject to annual increases as may be determined by the Board of Directors. Mr. Gemma is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Gemma's bonuses shall not exceed 50% of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. In addition, Mr. Gemma will be paid a sales commission of 5% of sales beyond the Company's budgeted annual sales revenue. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Gemma. If Mr. Gemma is terminated early without cause, he will be paid his salary for 6 months. In addition, the employment agreement provides that in the event Mr. Gemma is terminated other than "for cause" upon a change of control, Mr. Gemma will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity,
(ii) the issuance of 33% or more of the outstanding securities in connection with a merger, (iii) the acquisition of the Company in a merger or other business combination, or (iv) substantially all of the assets of the Company are sold. The employment agreement was mutually terminated in August 2005.

     In May 2005, the Company entered into an employment agreement with Mr. Matthew Plavan whereby Mr. Plavan agreed to serve as Chief Financial Officer and receive compensation equal to $175,000 subject to annual increases as may be determined by the Board of Directors. Mr. Plavan was paid moving expenses not in excess of $40,000. Mr. Plavan was granted a seven year option to purchase 90,000 shares of common stock vesting over five years. Mr. Plavan is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Plavan's bonuses shall not exceed 35% of his base salary in effect for any given year and shall by subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Plavan. In addition, the employment agreement provides that in the event Mr. Plavan is terminated without cause, Mr. Plavan will be paid an amount equal to 6 months salary. In addition, the employment agreement provides that in the event Mr. Plavan is terminated other than "for cause" upon a change of control, Mr. Plavan shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in May 2008.

     Amended 1998 Equity Incentive Plan

     On February 2, 1998, the stockholders of the Company approved the 1998 Equity Incentive Plan (the "1998 Plan"). The 1998 Plan was amended at the Annual Meeting in January 2003. A total of 3,798,000 shares were approved by the stockholders for issuance under the 1998 Plan.

     The 1998 Plan is administered by the Compensation Committee. The 1998 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1998 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company. As of June 30, 2005, 3,132,974 options had been granted under the 1998 Plan and 1,443,462 shares of common stock have been issued pursuant to the 1998 Plan. Exercise prices for options under the 1998 Plan range from $1.125 to $5.88.

     The Amended 1994 Stock Option Plan

     The Company's Amended 1994 Stock Option Plan (the "1994 Plan") was originally approved by the Company's stockholders in January 1995 and amended at the Annual Meetings on May 29, 1996 and May 29, 1997. A total of 1,450,000 shares has been approved by the stockholders for issuance under the 1994 Plan. The 1994 Plan, but not the options granted, expired in October 2004.

     The 1994 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1994 Plan was to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

     As of June 30, 2005, 1,331,072 options had been granted under the 1994 Plan and 942,845 shares of common stock have been issued pursuant to the 1994 Plan. Exercise prices for options under the 1994 Plan range from $1.60 to $3.58.

     2002 Independent Directors' Equity Incentive Plan

     The 2002 Independent Directors Equity Incentive Plan ("2002 Plan") permits the grant of stock or options to independent directors. A total of 250,000 shares were approved by the stockholders for issuance under the 2002 Plan. At the December 13, 2004 annual meeting, stockholders approved an additional 100,000 shares for the 2002 Plan.

     As of June 30, 2005, 177,000 options had been granted under the 2002 Plan and 96,000 shares of common stock have been issued pursuant to the 2002 Plan. Exercise prices for options under the 2002 Plan range from $1.81 to $4.70.

Equity Compensation Plan Information

     The following table provides information for all of the Company's equity compensation plans and individual compensation arrangements in effect as of June 30, 2005.

-------------------------------------- ------------------------ --------------------- --------------------------------
            Plan Category               Number of securities      Weighted-average    Number of securities remaining
                                          to be issued upon      exercise price of     available for future issuance
                                             exercise of            outstanding          under equity compensation
                                        outstanding options,     options, warrants      plans (excluding securities
                                         warrants and rights         and rights          reflected in column (a))
                                                 (a)                    (b)                         (c)
-------------------------------------- ------------------------ --------------------- --------------------------------
 Equity compensation plans approved
        by securities holders                 2,344,327                $2.56                      652,438
-------------------------------------- ------------------------ --------------------- --------------------------------
    Equity compensation plans not                   -                    -                           -
    approved by security holders
-------------------------------------- ------------------------ --------------------- --------------------------------
                Total                         2,344,327                  -                        652,438
-------------------------------------- ------------------------ --------------------- --------------------------------

                      Option/SAR Grants in Last Fiscal Year

     The following table provides information relating to stock options granted during the year ended June 30, 2005.

---------------------------- --------------- ---------------- ---------------- ----------------------- -----------------------------
           Name                Number of       Percent of      Exercise Base       Expiration Date     Potential Realized Value at
                               Securities     Total Options        Price                               Assumed Annual Rates of Stock
                               Underlying      Granted to         ($/Sh)                               Price Appreciation for Option
                                Options       Employees in                                                            Term
                                Granted        Fiscal Year

                                                                                                         5%(1)           10%(1)
---------------------------- --------------- ---------------- ---------------- ------------------------- --------------- ----------
Kevin Simpson                 227,100        31%              $3.58            August 9, 2011            $330,980        $771,324
Renee Ruecker                  20,000        3%               $5.88            December 9, 2009          $ 47,875        $111,569
                               20,000        3%               $3.26            May 12, 2008              $ 26,543        $ 61,856
Christopher Gemma              60,000        8%               $4.80            September 30, 2011        $117,245        $273,231
Dennis Marr                    60,000        8%               $3.98            August 25, 2011           $ 97,216        $226,554
Matthew Plavan                 90,000        12%              $4.01            May 31, 2012              $146,923        $342,392
---------------------------- --------------- ---------------- ---------------- ------------------------- --------------- ----------

(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices, or actual performance.

                         Ten-Year Options/SAR Repricings

     There were no repricing of options for the fiscal year ended June 30, 2005.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended June 30, 2005 for all executive officers at the end of the year.

-------------------------- -------------------- ------------ ------------------------------------- ---------------------------------
                                                               Number of Securities Underlying       Value of Unexercised In -the
                                                                                                           Money Options at
                                                              Unexercised Options June 30, 2005            June 30, 2005(1)
-------------------------- -------------------- ------------ --------------- --------------------- --------------- -----------------
          Name             Shares Acquired on      Value      Exercisable       Unexercisable       Exercisable      Unexercisable
                                Exercise         Realized
-------------------------- -------------------- ------------ --------------- --------------------- --------------- -----------------
       Phil Coelho                  -                -          750,000            400,000           $1,822,000        $892,000
-------------------------- -------------------- ------------ --------------- --------------------- --------------- -----------------
      Kevin Simpson              50,000          $234,000       250,000            227,100            $688,000         $174,000
-------------------------- -------------------- ------------ --------------- --------------------- --------------- -----------------
      Renee Ruecker                 -                -          106,667             33,333            $174,467          $76,333
-------------------------- -------------------- ------------ --------------- --------------------- --------------- -----------------
    Christopher Gemma               -                -             -                60,000               -                 -
-------------------------- -------------------- ------------ --------------- --------------------- --------------- -----------------
       Dennis Marr                  -                -             -                60,000               -              $22,200
-------------------------- -------------------- ------------ --------------- --------------------- --------------- -----------------
     Matthew Plavan                 -                -             -                90,000               -              $30,600
-------------------------- -------------------- ------------ --------------- --------------------- --------------- -----------------

(1) Based on June 30, 2005 year-end closing bid price of $4.35. Compensation of Directors

     All directors who are not employees of the Company are paid a quarterly fee of $3,000, a meeting fee of $1,000 per Board meeting and $500 per committee meeting when such meetings occur on the same day as Board Meetings and $1,000 per committee meeting on dates when such committee meetings are not combined with board meetings, and options to purchase 11,000 shares of the Company's common stock. In addition, committee chairs are paid an annual retainer of $2,500. Compliance with Section 16 of the Securities Exchange Act of 1934

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission, directors and officers of the Company and persons who own more than 10% of the Company's common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended.

                             STOCK PERFORMANCE GRAPH

                    Five-Year Common Stock Performance Graph

     The following graph compares the performance of the Company's common stock during the period June 30, 2000 to June 30, 2005, with Nasdaq Stock Market Index and the Company's peer group of Nasdaq stocks:

                                                                [OBJECT OMITTED]

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of the Company's common stock in recent years has fluctuated significantly, and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission, or (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, each, as amended.

Voting Securities and Principal Holders

     The following table sets forth certain information as of August 8, 2005, with respect to the beneficial ownership of our common stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of August 8, 2005, there were 45,902,103 shares of Common Stock outstanding.

     Unless  otherwise  indicated,  the address for each listed  stockholder is:
ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

                       Name and Address of                    Amount and Nature of
                         Beneficial Owner                          Beneficial           Percent of Class
                                                                  Ownership(1)

                         Philip H. Coelho                          817,503(2)                 1.8%

                          George J. Barry                           55,000(3)                   *%

                      Hubert E. Huckel, M.D.                        33,000(4)                   *%

                          Patrick McEnany                           77,158(5)                   *%

                           Kevin Simpson                           325,700(6)                   *%

                Officers & Directors as a group (7)              1,461,502                    3.1%
---------------------------
* Less than 1%.

(1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
(2) Includes 67,503 shares, of which 6,000 shares are held in an IRA, 750,000 shares issuable upon the exercise of options.

(3)  Includes 55,000 shares issuable upon the exercise of options.
(4)  Includes 33,000 shares issuable upon the exercise of options.
(5) Includes 43,329 shares, 33,000 shares issuable upon the exercise of options. Also includes 829 shares owned by McEnany Holding, Inc. Mr. McEnany is the sole shareholder of McEnany Holding, Inc.
(6)  Includes 325,700 shares issuable upon the exercise of options.
(7) Includes 34,474 shares and 106,667 shares issuable upon the exercise of options owned by Renee Ruecker. Includes 12,000 shares issuable upon the exercise of options owned by Dennis Marr.

Certain Relationships and Related Transactions

     During the second quarter of fiscal 2004, the Company entered into an agreement with Mediware Information Systems, Inc. ("Mediware") to explore technical and market requirements and terms and conditions for the joint development and marketing of the industry's first fully integrated system to make personalized cell therapy safer and more accessible. The Company had no expenses or revenues associated with this agreement during fiscal 2005. The Company's Chief Executive Officer is on the Board of Directors of Mediware and Mediware's Chief Executive Officer is on the Board of Directors of the Company.

Legal Proceedings

     The  Company  and  its  property  are  not a  party  to any  pending  legal proceedings. In the normal course of operations, the Company may have disagreements or disputes with employees, vendors or customers. These disputes are seen by the Company's management as a normal part of business, and there are no pending actions currently or no threatened actions that management believes would have a significant material impact on the Company's financial position, results of operations or cash flows.

Relationship with Independent Registered Public Accounting Firm

     The Company retained the firm of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year ending June 30, 2005. The Company expects a representative of Ernst & Young LLP to be present at the Annual Meeting of Stockholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

Audit Fees

     Fees for audit services by Ernst and Young LLP totaled $363,000 and $183,000 for the fiscal years ended June 30, 2005 and 2004, respectively, including fees associated with the annual audits of our financial statements, review of the financial statements included in our quarterly reports on Form 10-Q, consents, assistance with the review of documents filed with the SEC, and accounting consultations..

Audit-Related Fees

     Fees for audit-related services by Ernst & Young LLP totaled $30,000 and $25,000 for the fiscal years ended June 30, 2005 and 2004, respectively. Audit-related fees consist of professional services performed in conjunction with the Company's efforts to comply with Sarbanes-Oxley Act of 2002.

Tax Fees

     Fees for tax preparation by Ernst and Young LLP totaled $10,000 and $9,100 for the fiscal years ended June 30, 2005 and 2004, respectively.

All Other Fees

     Ernst & Young LLP did not bill us for other services for the fiscal years ended June 30, 2005 and 2004.

     The Audit Committee pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the Audit Committee Charter. The Audit Committee pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm in fiscal 2005. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Code of Ethics

     We have adopted a code of ethics that applies to all employees. A copy of our code of ethics can be found on our website at www.thermogenesis.com. The Company will report any amendment or wavier to the code of ethics on our website within five (5) days.

Stockholder Proposals

     Proposals by stockholders intended to be presented at the 2006 Annual Meeting of Stockholders must be received by us not later than July 12, 2006, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on September 24, 2006, and advises stockholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on September 24, 2006.

     Notices of intention to present proposals at the 2006 Annual Meeting should be addressed to the Assistant Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information

     The Annual Report on Form 10-K for the fiscal year ended June 30, 2005, including audited financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC's website at www.sec.gov.

     Additional copies of the Company's Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2005, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Matthew T. Plavan, Chief Financial Officer.

                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.


                             By Order of the Board of Directors







                            /s/ David C. Adams
                            ------------------
                            David C. Adams,
                            Corporate Secretary

September _, 2005
Rancho Cordova, California

PROXY                                                                      PROXY

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Philip H. Coelho and Kevin Simpson as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of ________, 2005, at the Annual Meeting of Stockholders to be held at Sacramento Marriott Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, at 9:00 a.m., (PDT), on October 28, 2005, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2005.

Nominees

Philip H. Coelho                 [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Patrick McEnany                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Hubert E. Huckel, M.D.           [  ]   FOR          [  ]   WITHHOLD AUTHORITY
George J. Barry                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Kevin Simpson                    [  ]   FOR          [  ]   WITHHOLD AUTHORITY

2. Approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 60,000,000.

             [  ]     FOR        [  ]   AGAINST      [  ]   ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__



-------------------------------
Signature



-------------------------------
Signature

                                  Common Stock


Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                       Exhibit A

                           FIFTH AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                             OF THERMOGENESIS CORP.



         ThermoGenesis Corp., a corporation organized and existing under the laws of the State of Delaware, (the "Corporation") hereby certifies as follows:

         1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 3, 1986, under the corporate name Refrigeration Systems International.

         2. A Certificate of Merger was filed with the Secretary of State of the State of Delaware on September 26, 1986, whereupon the Corporation's name changed to Insta Cool Inc. of North America.

         3. A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 24, 1994.

         4. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 12, 1995, changing the Corporation's name to THERMOGENESIS CORP.

         5. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 5, 1996.

         6. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 2, 1999.

         7. This Fifth Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Sections 242 and 245 of the Delaware General Corporation Law and restates and integrates and further amends the provisions of the previous filed Amended and Restated Certificate of Incorporation of this Corporation.

         8. The current Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

         FIRST:  The name of the corporation is:  THERMOGENESIS CORP.

         SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of Newcastle, Delaware 19808; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Company Corporation.

         THIRD: The nature of the business or purposes to be conducted or promoted of this Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The Corporation is authorized to issue two classes of stock, designated Common Stock, $0.001 par value ("Common Stock") and Preferred Stock, $0.001 par value. The total number of shares of Common Stock that the Corporation shall have authority to issue is Sixty Million (60,000,000) and the total number of Shares of Preferred Stock that the Corporation shall have authority to issue is Two Million (2,000,000).

         The Corporation has no issued or outstanding shares of its previously authorized Series A Convertible Preferred Stock. Accordingly, all rights, preferences, privileges and restrictions granted to or imposed upon such series of shares have been omitted from this Fifth Amended and Restated Certificate of Incorporation.

         Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         FIFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         SIXTH: The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The number of directors which shall constitute the entire Board of Directors shall be fixed by, or in the manner provided in, the bylaws of this Corporation. The election of directors of the Corporation need not be by written ballot, unless the bylaws so provide.

         SEVENTH: The Board of Directors is authorized to adopt, amend or repeal the bylaws of the Corporation. The stockholders shall also have the power to adopt, amend or repeal the bylaws of the Corporation. Notwithstanding, any provision for the classification of directors for staggered terms pursuant to
Section 141(d) of the Delaware General Corporation Law shall be set forth in the bylaws adopted by the stockholders unless provisions for such classification shall be set forth in the Corporation's certificate of incorporation.

         EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended.

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         Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

         NINTH: To the fullest extent permitted by Section 145 of the General Corporation Law of Delaware as the same exists or may hereafter be amended, the Corporation shall indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for hereby shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to any action such person may have performed in current official capacity or in another capacity while holding such office, and shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such person. No repeal or modification of this Section by the stockholders of the Corporation shall adversely affect any right of protection existing by virtue of this Section at the time of such repeal or modification.

         IN WITNESS WHEREOF, the Corporation has caused this Fifth Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this ___ day of December, 2005.


                                        THERMOGENESIS CORP.


                                        ---------------------------------
                                        Philip H. Coehlo, President & CEO

                                                                      EXHIBIT B

                               THERMOGENESIS CORP.
                             Audit Committee Charter
                     (Amended and Restated January 27, 2003)

Preamble

THERMOGENESIS CORP. ("Company"), as part of its continuous improvement efforts, and consistent with its requirements for continued listing on the Nasdaq SmallCap Market, desires to strengthen its board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's Audit Committee.

Composition

The Audit Committee shall be comprised of at least three directors who are independent of management and the Company, and each of whom shall have no employment or other relationship with the Company that might interfere with the exercise of their independence from the Company or management, and shall otherwise meet the requirements under Nasdaq and SEC rules. All Audit Committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

Statement of Policy

Annually, the Board of Directors shall appoint at least three outside directors to serve as members of the Audit Committee. The Audit Committee shall assist the Board of Directors in monitoring (a) the effectiveness of the Company's system of internal controls, (b) the integrity of the financial statements, and (c) the compliance by the Company with legal and regulatory requirements. In so doing, the Audit Committee shall maintain free and open communication between the members of the Board of Directors, the independent auditors, and the Company's principal financial and accounting officer.

Duties and Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and stockholders that the corporate accounting and reporting practices are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually in conjunction with the Company's annual audit.

o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company.

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

o Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate those services.

o Review and concur with management's appointment, termination, or replacement of the Vice President of Finance.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors, if any.

o Review with the independent auditors, the Company's principal financial officer, and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Direct the independent auditors to communicate directly to each member of the audit committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-Q upon review. For purposes of such communication, contacting the Chairman of the Audit Committee may represent the entire Audit Committee for purposes of the initial communication, and shall take required action to schedule any meetings to discuss the communication, as may be required.

o Hold meetings with the independent auditors to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the independent auditors.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Such review shall include the independent auditors judgments about the quality, and not just acceptability, of accounting principles and the clarity of the financial disclosure practices used, and other significant decisions made in preparing the financial statements.

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

o Provide sufficient opportunity for the Company's principal financial and accounting officer and the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audits.

o Review accounting and financial human resources and succession planning, as applicable, within the Company.

o Report the results of the annual audit to the Board of Directors. If requested by the board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

o Submit the minutes of all meetings of the Audit Committee to, or discuss significant matters addressed at Audit Committee meetings with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Audit Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.


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


The Audit Charter, dated July 27, 2001, as confirmed upon full approval by the Board of Directors, is attached hereto for the Corporate records.






/s/ Patrick McEnany
------------------------------------------        Date:  January 30, 2003
Patrick McEnany, Audit Committee Chairman